UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)             10/24/05
                                                --------------------------------

                           Amegy Bancorporation, Inc.
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             (Exact name of registrant as specified in its charter)

            Texas                      000-22007                 76-0519693
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 (State or other jurisdiction        (Commission             (I.R.S. Employer
       of incorporation)             File Number)           Identification No.)

4400 Post Oak Parkway, Houston, TX                                 77027
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code          713-235-8800
                                                     ---------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))



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Item 9.01       Financial Statements and Exhibits

(c)     Exhibits

99.1              Press Release issued by Amegy Bancorporation, Inc. on 10/24/05





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Amegy Bancorporation, Inc.
                                              (Registrant)


Date 10/24/05

                                              /s/ P. Allan Port
                                              --------------------------
                                              P. Allan Port
                                              General Counsel